SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: April 16, 2004

ACT Teleconferencing, Inc.

(Exact name of registrant as specified in its charter)

Colorado	0-27560	84-1132665
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1526 Cole Boulevard, Suite 300, Golden, Colorado	80401
(Address of principal executive offices)	Zip Code

(303) 235-9000

(Registrant’s telephone number)

Item 7. Exhibits

The Exhibit index on page 2 of this Form 8-K report lists the exhibits that are filed herewith.

Item 12. Results of Operations and Financial Condition

On April 16, 2004ACT issued a press release regarding its financial results for the fourth quarter of 2003 and the fiscal year ended December 31, 2003. The press release is furnished as an exhibit to this Form 8-K.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACT Teleconferencing, Inc.
(Registrant)

Date: April 19, 2003	By:	/s/ Gene Warren
Gene Warren
Chief Executive Officer

3

Exhibit Index

No.	Description
(All exhibits are filed electronically)

99.1	Press release dated April 16, 2004.

4